UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2014

Insperity, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13998	76-0479645
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

19001 Crescent Springs Drive

Kingwood, Texas 77339

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 358-8986

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2014, Gregory E. Petsch informed Insperity, Inc. (the “Company”) of his decision to retire from the board of directors of the Company (the “Board”) and from the Nominating and Corporate Governance Committee and Compensation Committee, effective immediately. Mr. Petsch also withdrew his name from consideration for reelection to the Board. Mr. Petsch’s retirement and his decision not to stand for reelection were not due to any disagreements with the Company on any matter related to its operation, policies or practices. Mr. Petsch has served on the Board since 2002.

The Board appointed director Carol R. Kaufman to replace Mr. Petsch as Lead Independent Director and Chair of the Nominating and Corporate Governance Committee.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 13, 2014, the Company held its annual meeting of stockholders (the “Annual Meeting”) at its corporate headquarters in Kingwood, Texas. The results of the matters submitted to a vote of the stockholders at the Annual Meeting were as follows:

(i)	To elect the persons named below as Class I directors for a term expiring at the annual meeting of stockholders in 2017 or until their respective successors have been duly elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes
Michael W. Brown	17,131,787	6,214,649	6,043	1,063,480
Eli Jones	16,882,992	6,463,444	6,043	1,063,480

The proposal to reelect Mr. Petsch, which was included in the Proxy Statement for the Annual Meeting, was not presented because, as disclosed in Item 5.02 of this Form 8-K, Mr. Petsch withdrew his name from consideration for reelection. If the proposal for Mr. Petsch’s reelection had been presented, however, he would have been reelected to the Board. Computershare, our Inspector of Elections, has certified to us that Mr. Petsch received 16,924,455 votes for his reelection, 6,410,381 votes against, 17,643 abstentions and 1,063,480 broker non-votes.

(ii)	To cast an advisory vote to approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
17,447,286	5,880,978	24,215	1,063,480

(iii)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014:

For	Against	Abstain	Broker Non-Votes
24,084,069	326,407	5,483	0

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by Insperity, Inc. on May 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPERITY, INC.

By:	/s/ Daniel D. Herink
Daniel D. Herink
Senior Vice President of Legal,
General Counsel and Secretary

Date: May 14, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Insperity, Inc. on May 13, 2014.